Exhibit 99.3

About, Inc.
Table of Contents

Page
UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF JUNE 24, 2012 (WITH COMPARATIVE BALANCES AS OF DECEMBER 25, 2011), AND FOR THE THREE AND SIX MONTHS ENDED JUNE 24, 2012 AND JUNE 26, 2011:

Condensed Consolidated Statements of Operations (Unaudited)	2
Condensed Consolidated Balance Sheets (Unaudited)	3
Condensed Consolidated Statement of Shareholder's Equity (Unaudited)	4
Condensed Consolidated Statements of Cash Flows (Unaudited)	5
Notes to the Condensed Consolidated Financial Statements (Unaudited)	6

The accompanying notes are an integral part of the Condensed Consolidated Financial Statements.

ABOUT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 24, 2012	June 26, 2011	June 24, 2012	June 26, 2011
	(13 weeks)		(26 weeks)
	(In thousands)
Revenues
Advertising	$24,031	$26,385	$46,665	$56,051
Other	1,379	1,459	2,689	2,935
Total revenues	25,410	27,844	49,354	58,986
Operating costs
Production costs	9,492	8,750	19,349	18,709
Selling, general and administrative costs	5,750	4,913	10,667	9,199
Depreciation and amortization	2,263	2,706	4,437	5,456
Impairment of goodwill	194,732	—	194,732	—
(Loss)/income before income taxes	(186,827)	11,475	(179,831)	25,622
Income tax benefit/(expense)	62,457	(4,147)	59,930	(9,260)
Net (loss)/income	$(124,370)	$7,328	$(119,901)	$16,362
The accompanying notes are an integral part of the Condensed Consolidated Financial Statements.

ABOUT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 24, 2012	December 25, 2011
	(In thousands)
Assets
Current assets
Cash	$1,241	$5,499
Accounts receivable (net of allowances of $135 in 2012 and $138 in 2011)	18,157	14,368
Other current assets	2,240	1,538
Total current assets	21,638	21,405
Other assets
Property and equipment (less accumulated depreciation and amortization of $6,666 in 2012 and $6,133 in 2011)	1,755	1,763
Intangible assets acquired:
Goodwill (less accumulated impairment loss of $194,732 in 2012)	172,544	367,276
Other intangible assets acquired (less accumulated amortization of $61,429 in 2012 and $58,937 in 2011)	14,718	17,210
Total intangible assets acquired	187,262	384,486
Deferred income taxes	13,364	—
Miscellaneous assets	10,594	9,909
Total assets	$234,613	$417,563
Liabilities and shareholder's equity
Current liabilities
Accounts payable	$3,930	$4,235
Accrued compensation and other related liabilities	1,683	2,404
Accrued expenses	1,265	838
Total current liabilities	6,878	7,477
Deferred income taxes	—	48,199
Other liabilities	195	287

Commitments and contingencies

Shareholder's equity
Parent company investment	227,540	361,600
Total shareholder's equity	227,540	361,600
Total liabilities and shareholder's equity	$234,613	$417,563
The accompanying notes are an integral part of the Condensed Consolidated Financial Statements.

ABOUT, INC.
CONDENSED CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
(Unaudited)

Total Shareholder's Equity
(In thousands)
Balance as of December 25, 2011	$361,600
Net loss for the six months ended June 24, 2012	(119,901)
Net decrease in Parent company investment	(14,159)
Balance as of June 24, 2012	$227,540
The accompanying notes are an integral part of the Condensed Consolidated Financial Statements.

ABOUT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six Months Ended
	June 24, 2012	June 26, 2011
	(26 weeks)
	(In thousands)
Net cash provided by operating activities	$12,331	$20,847
Cash flows from investing activities
Capital expenditures	(2,430)	(1,493)
Proceeds from the sale of assets	—	4,597
Net cash (used in)/provided by investing activities	(2,430)	3,104
Cash flows from financing activities
Net transfers to the Parent company	(14,159)	(24,612)
Net cash used in financing activities	(14,159)	(24,612)
Net decrease in cash	(4,258)	(661)
Cash at the beginning of the year	5,499	1,763
Cash at the end of the quarter	$1,241	$1,102
The accompanying notes are an integral part of the Condensed Consolidated Financial Statements.

ABOUT, INC.
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1—BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Acquisition by IAC/InterActiveCorp
On September 24, 2012, IAC/InterActiveCorp ("IAC") completed the acquisition of 100% of About, Inc., consisting of About.com, ConsumerSearch.com, CalorieCount.com and related businesses (collectively, the "Company," "The About Group," "we," "our" or "us") from The New York Times Company (the "Parent" company).
Basis of Presentation
These condensed consolidated financial statements have been prepared on a stand-alone basis and are derived from the consolidated financial statements and accounting records of The New York Times Company. The condensed consolidated financial statements reflect the historical financial position, results of operations and cash flows of The About Group businesses since their respective dates of acquisition by The New York Times Company, and the allocation of overhead and certain expenses associated with centralized support functions of The New York Times Company based on the historical financial statements and accounting records of The New York Times Company and using the historical results of operations and historical bases of the assets and liabilities of The About Group businesses. However, for the purposes of these financial statements, income taxes have been computed for The About Group on an as if stand-alone, separate tax return basis.
All intracompany transactions and balances between and among the Company and its subsidiaries have been eliminated. All intercompany transactions between The About Group and The New York Times Company have been included in these condensed consolidated financial statements and are considered to be effectively settled for cash in the condensed consolidated financial statements at the time the transaction is recorded. The total net effect of the settlement of these intercompany transactions is reflected in the condensed consolidated statement of cash flows as a financing activity and in the condensed consolidated balance sheet as "Parent company investment."
In the opinion of management, the assumptions underlying the historical consolidated financial statements of The About Group, including the basis on which the expenses have been allocated from The New York Times Company, are reasonable. However, the allocations may not reflect the expenses that we may have incurred as an independent, stand-alone company for the periods presented.
The accompanying unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all the information and notes required by GAAP for complete financial statements. In the opinion of management, the accompanying unaudited condensed consolidated financial statements reflect all adjustments, consisting of normal recurring adjustments, which are necessary to present fairly the consolidated financial position, results of operations, and cash flows of The About Group had The About Group been a stand-alone company for the periods presented. Operating results for the interim periods are not necessarily indicative of a full year's operations. The fiscal periods included herein comprise 13 weeks for the three month periods and 26 weeks for the full six-month periods. The accompanying unaudited condensed consolidated interim financial statements should be read in conjunction with the Company's audited consolidated financial statements for the fiscal year ended December 25, 2011.
Principles of Consolidation
The condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intracompany transactions and balances between and among the Company and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in our condensed consolidated financial statements. Actual results could differ from these estimates.

ABOUT, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(UNAUDITED)

NOTE 2—CONCENTRATIONS
The About Group generates revenues through cost-per-click advertising (sponsored links for which the Company is paid when user clicks on the ad), display advertising and e-commerce (including sales lead generation). Almost all of our revenues (95% for all periods presented) are derived from the sale of cost-per-click advertising and display advertising. Cost-per-click advertising, represented 58% and 57% for the three and six months ended June 24, 2012, respectively, and 56% and 57% for the three and six months ended June 26, 2011, respectively, of the Company's total advertising revenues, is principally derived from an arrangement with Google under which third-party advertising is placed on the Company's Web sites. For the three and six months ended June 24, 2012, revenue earned from Google for cost-per-click and display advertising was $16.1 million and $31.5 million, respectively. For the three and six months ended June 26, 2011, revenue earned from Google for cost-per-click and display advertising was $16.2 million and $34.5 million, respectively. Accounts receivable related to revenue earned from Google totaled $8.4 million and $4.4 million at June 24, 2012 and December 25, 2011, respectively.
NOTE 3—IMPAIRMENT OF ASSETS
Goodwill is not amortized but tested for impairment annually or in an interim period if certain circumstances indicate a possible impairment may exist. Our policy is to perform our annual goodwill impairment test in the fourth quarter of our fiscal year. However, due to certain impairment indicators, we performed an interim impairment test as of June 24, 2012.
The interim impairment test resulted in a $194.7 million non-cash charge in the second quarter of 2012 for the impairment of goodwill. While we saw improvements in total advertising trends in the second quarter of 2012 compared with first-quarter 2012 levels, our expectations for future operating results and cash flows in the long-term are lower than our previous estimates primarily driven by a reassessment of the sustainability of our estimated long-term growth rate for display advertising. The reduction in our estimated long-term growth rate resulted in the carrying value of the net assets being greater than their fair value, and therefore a write-down of goodwill to its fair value was required. The fair value of goodwill was the residual fair value after allocating the total fair value to its other assets, net of liabilities.
The impairment charge in the second quarter of 2012 was related to goodwill. The total fair value was determined using a discounted cash flow model (present value of future cash flows). We estimated a 3.5% annual growth rate to arrive at a residual year representing the perpetual cash flows. The residual year cash flow was capitalized to arrive at the terminal value. Utilizing a discount rate of 15.0%, the present value of the cash flows during the projection period and terminal value were aggregated to estimate the fair value. In our 2011 annual impairment test, we had assumed a 5.0% annual growth rate and a 13.8% discount rate. In determining the appropriate discount rate, we considered the weighted-average cost of capital for comparable companies.
NOTE 4—GOODWILL AND OTHER INTANGIBLE ASSETS ACQUIRED
The following tables display the carrying amount of goodwill and other intangible assets acquired as of June 24, 2012 and December 25, 2011.
The table below includes goodwill impaired during the second quarter of 2012 (see Note 3).
The changes in the carrying amount of goodwill were as follows:

Amount
(In thousands)
Balance as of December 25, 2011	$367,276
Goodwill impairment recorded in the three months ended June 24, 2012	(194,732)
Balance as of June 24, 2012	$172,544

ABOUT, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(UNAUDITED)

Other intangible assets acquired were as follows:

	June 24, 2012				December 25, 2011
	Gross Carrying Amount	Accumulated Amortization	Net	Weighted Average Useful Life (Years)	Gross Carrying Amount	Accumulated Amortization	Net	Weighted Average Useful Life (Years)
	(In thousands, except years)
Amortized other intangible assets:
Customer lists	$34,197	$(31,197)	$3,000	5.8	$34,197	$(30,296)	$3,901	5.8
Content	21,384	(19,433)	1,951	7.8	21,384	(18,133)	3,251	7.8
Other	10,799	(10,799)	—	5.6	10,799	(10,508)	291	5.6
Total	$66,380	$(61,429)	4,951	6.4	$66,380	$(58,937)	7,443	6.4
Unamortized other intangible assets:
Trade names			9,767				9,767
Total other intangible assets acquired			$14,718				$17,210
Amortization expense related to other intangible assets acquired that are subject to amortization was $1.1 million and $1.7 million for the three months ended June 24, 2012 and June 26, 2011, respectively, and $2.5 million and $3.4 million for the six months ended June 24, 2012 and June 26, 2011, respectively, and is included in "Depreciation and amortization" in the accompanying condensed consolidated statements of operations.
Amortization expense for the next five years related to these intangible assets is expected to be as follows:

Amount
(In thousands)
Remainder of 2012	$2,204
2013	1,521
2014	560
2015	328
2016	251
2017	87
Total	$4,951
NOTE 5—FAIR VALUE MEASUREMENTS
Fair value is the price that would be received upon the sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date. The transaction would be in the principal or most advantageous market for the asset or liability, based on assumptions that a market participant would use in pricing the asset or liability.
The fair value hierarchy consists of three levels:
Level 1—quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date;
Level 2—inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
Level 3—unobservable inputs for the asset or liability.

ABOUT, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(UNAUDITED)

Assets Measured and Recorded at Fair Value on a Non-Recurring Basis
Certain non-financial assets, such as goodwill, other intangible assets, property and equipment and certain investments, are only recorded at fair value if an impairment charge is recognized. The following table presents non-financial assets that were measured and recorded at fair value on a non-recurring basis and the impairment loss recorded during 2012 on those assets:

		Fair Value Measured and Recorded Using
	Carrying Value as of June 24, 2012				Impairment Losses 2012
		Level 1	Level 2	Level 3
	(In thousands)
Goodwill	$172,544	$—	$—	$172,544	$194,732
NOTE 6—INCOME TAXES
We had an income tax benefit of $62.5 million (effective tax rate of 33.4%) for the three months ended June 24, 2012 and an income tax benefit of $59.9 million (effective tax rate of 33.3%) for the six months ended June 24, 2012. The effective tax rates for the three and six months ended June 24, 2012 are lower than the statutory rate of 35% due to non-deductible impairment charges.
We had an income tax expense of $4.1 million (effective tax rate of 36.1%) for the three months ended June 26, 2011 and an income tax expense of $9.3 million (effective tax rate of 36.1%) for the six months ended June 26, 2011. The effective tax rates for the three and six months ended June 26, 2011 are higher than the statutory rate of 35% due to state taxes.
NOTE 7—CONTINGENCIES
There are various legal actions that have arisen in the ordinary course of business and are pending against us. Although, it is the opinion of management after reviewing these actions with our legal counsel that resolving claims against us will not have a material impact on the liquidity, results of operations, or financial position of the Company, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.
NOTE 8—RELATED PARTY TRANSACTIONS AND PARENT COMPANY INVESTMENT
These condensed consolidated financial statements reflect allocated expenses associated with The New York Times Company overhead and centralized support functions. The expenses generally include compensation and benefit costs, as well as other general overhead costs related to the support functions. Allocations are based on a number of utilization measures, including headcount and proportionate effort. The About Group recorded allocated costs of $0.6 million and $0.8 million for the three months ended June 24, 2012 and June 26, 2011, respectively, and $1.2 million and $1.5 million for the six months ended June 24, 2012 and June 26, 2011, respectively. These allocated costs are principally included in "Selling, general and administrative costs" in the accompanying condensed consolidated statements of operations.
Net transfers to the Parent company are included within the Parent company investment. The components of the net transfers to the Parent company for the six months ended June 24, 2012 are as follows:

Amount
(In thousands)
Cash transfers from The About Group	$(47,615)
Funding by the Parent company for expenses	29,598
Corporate allocations, including current income tax benefit	2,789
Other	1,069
Net decrease in the Parent company investment	$(14,159)

ABOUT, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(UNAUDITED)

NOTE 9—SUBSEQUENT EVENTS
In preparing these condensed consolidated financial statements, management evaluated subsequent events through December 4, 2012 on which date the condensed consolidated financial statements were available for issuance.
On September 24, 2012, The New York Times Company completed the sale of The About Group to IAC pursuant to a stock purchase agreement dated as of August 26, 2012. As consideration for the acquisition of the equity of The About Group IAC paid to The New York Times Company $300 million in cash, plus an amount equal to the estimated net working capital of $16.3 million at closing.